Exhibit 99.1

LM Funding Announces Filing of SPAC Registration Statement

TAMPA, FL / ACCESSWIRE / January 8, 2021 / LM Funding America, Inc. (NASDAQ:LMFA) (the "Company") today announced that LMF Acquisition Opportunities, Inc., a special purpose acquisition company and an indirect subsidiary of the Company (“LMF Acquisition”), filed a Registration Statement on Form S-1 (the “Registration Statement”) with the Securities and Exchange Commission (“SEC”) in connection with a proposed initial public offering of its units. LMF Acquisition intends to search for a target in the financial services industry, including potentially the financial technology (FinTech) sector, and related sectors.

The proposed public offering is expected to have a base offering size of $75 million, or up to $86.25 million if the underwriters’ over-allotment option is exercised in full. LMF Acquisition is directly owned by LMFAO Sponsor, LLC, a Florida limited liability company (“LMFAO Sponsor”) that was organized by, and to which the initial capital was contributed by, the Company and affiliates of its executive officers.  Under the terms of the proposed public offering, LMFAO Sponsor would own 20% of LMF Acquisition’s issued and outstanding common stock upon the consummation of the offering.  LMF Acquisition will be managed by the Company’s management team.

Maxim Group LLC is acting as sole book-running manager for the offering.

When available, copies of the prospectus related to the proposed initial offering by LMF Acquisition may be obtained for free by visiting Edgar on the SEC's website at www.sec.gov or from Maxim Group LLC, 405 Lexington Avenue, 2nd Floor, New York, NY 10174, at (212) 895-3745.

The Registration Statement relating to the securities of LMF Acquisition has been filed with the SEC but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the Registration Statement becomes effective. This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Forward-Looking Statements:

This Press Release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to the proposed initial public offering of LMF Acquisition and its management. The statements involve risks and uncertainty. Words such as “anticipate,” “estimate,” “expect,” “intend,” “plan,” and “project” and other similar words and expressions are intended to signify forward-looking statements.  Forward-looking statements are not guarantees of future results and conditions but rather are subject to various risks and uncertainties.  Such statements are based on the Company’s current expectations and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Investors are cautioned that there can be no assurance actual results or business conditions will not differ materially from those projected or suggested in such forward-looking statements as a result of various risks and uncertainties.   Investors should refer to the risks detailed from time to time in the reports the Company files with the SEC, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, as well as other filings on Form 10-Q and periodic filings on Form 8-K, for additional factors that could cause actual results to differ materially from those stated or implied by such forward-looking statements. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law.

Company Contact: Bruce M. Rodgers, Chairman and CEO LM Funding America, Inc. Tel (813) 222-8996 investors@lmfunding.com

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